Execution Version

FIRST AMENDMENT TO
AMENDED AND RESTATED
BACKSTOP COMMITMENT AGREEMENT
This FIRST AMENDMENT TO AMENDED AND RESTATED BACKSTOP COMMITMENT AGREEMENT (this “BCA Amendment”) dated November 28, 2017 is entered into between:

(a)
each of the debtors and debtors in possession in the jointly administered chapter 11 bankruptcy cases under the lead case In re Breitburn Energy Partners LP, Case No. 16-11390 (SMB), including, but not limited to, Breitburn Energy Partners LP, Breitburn GP LLC, Breitburn Operating LP, Breitburn Operating GP LLC, Breitburn Management Company LLC, Breitburn Finance Corporation, Alamitos Company, Beaver Creek Pipeline, L.L.C., Breitburn Florida LLC, Breitburn Oklahoma LLC, Breitburn Sawtelle LLC, Breitburn Transpetco GP LLC, Breitburn Transpetco LP LLC, GTG Pipeline LLC, Mercury Michigan Company, LLC, Phoenix Production Company, QR Energy, LP, QRE GP, LLC, QRE Operating, LLC, Terra Energy Company LLC, Terra Pipeline Company LLC, and Transpetco Pipeline Company, L.P. (collectively, the “Debtors”); and

(b)	the undersigned parties hereto (other than the Debtors) (the “BCA Parties”), collectively constituting the Second Lien Noteholder Group Parties and the Commitment Parties.
The Debtors and the BCA Parties are referred to herein together as the “Amendment Parties”. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the A&R Backstop Commitment Agreement (as defined below).
WHEREAS, on September 22, 2017, the BCA Parties and certain other parties entered into a backstop commitment agreement (the “Initial BCA”);
WHEREAS, on October 11, 2017, the Debtors and the BCA Parties amended and restated the Initial BCA, pursuant to an Amended and Restated Backstop Commitment Agreement (as amended, supplemented, or otherwise modified from time to time, the “A&R Backstop Commitment Agreement”);
WHEREAS, the Debtors intend to amend the Debtors’ First Amended Joint Chapter 11 Plan (the “Plan”) and related disclosure statement (including the rights offering procedures included therein) (the “Disclosure Statement”), each previously filed with the Bankruptcy Court (as defined in the Plan) on November 13, 2017;
WHEREAS, on the date hereof, the Debtors and certain of the Amendment Parties, intend to execute an amendment (the “RSA Amendment”) to the Amended and Restated Restructuring Support Agreement, dated October 11, 2017 (the “A&R Restructuring Support Agreement”), to give effect to such amendments to the Plan.

WHEREAS, the Amendment Parties wish to consent to such amendments to the Plan and the Disclosure Statement and to amend the A&R Backstop Commitment Agreement, including the rights offering procedures attached as Exhibit C thereto, to the extent necessary to conform the A&R Backstop Commitment Agreement to such amendments and to take such other actions as are necessary to give effect to such amendments.
NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the A&R Backstop Commitment Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Amendment Parties agree as follows:
1.    Amendments.
(a)    Rights Offering Procedures (A&R Backstop Commitment Agreement Exhibit C). Exhibit C of the A&R Backstop Commitment Agreement is hereby deleted and replaced in its entirety with the Rights Offering Procedures attached hereto as Exhibit A (the “Amended Rights Offering Procedures”).
(b)    Conforming Amendments. To the extent anything in the Amended Rights Offering Procedures or the Amended Plan (as defined in the RSA Amendment) is inconsistent with the terms or provisions of the A&R Backstop Commitment Agreement, the A&R Backstop Commitment Agreement is hereby amended to conform with the provisions of the Amended Rights Offering Procedures and the Amended Plan (as defined in the RSA Amendment).
2.    Consents.
Each of the Debtors and the BCA Parties hereby acknowledge consent to (a) the amendments set forth in the Amended Rights Offering Procedures, (b) to the amendments set forth in the RSA Amendment, including the Amended Plan (as defined in the RSA Amendment) and (c) subject to Sections 3 and 5.02(v) of the A&R Restructuring Support Agreement, the filing with the Bankruptcy Court of the Amended Plan (as defined in the RSA Amendment) and an amended Disclosure Statement that includes the Amended Rights Offering Procedures.

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3.    Effectiveness.
This BCA Amendment shall become effective and binding on the Debtors and the BCA Parties in accordance with the terms of the A&R Backstop Commitment Agreement upon the execution and delivery by each of the Debtors and the BCA Parties of executed signature pages hereto.
4.    Miscellaneous.
(a)    Except as specifically set forth herein, the terms of the A&R Backstop Commitment Agreement shall remain in full force and effect and are hereby ratified and confirmed.
(b)    This BCA Amendment may be executed in several counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same agreement. Execution copies of this BCA Amendment delivered by facsimile, PDF or otherwise shall be deemed to be an original for the purposes of this paragraph.

[Signature pages follow.]

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IN WITNESS WHEREOF, the Amendment Parties have caused this BCA Amendment to be executed and delivered as of the date first set forth above.

DEBTORS:

BREITBURN ENERGY PARTNERS LP

By:        Breitburn GP LLC,
its general partner

By:        /s/ Halbert S. Washburn
Name: Halbert S. Washburn
Title:    Chief Executive Officer

BREITBURN OPERATING LP

By:        Breitburn Operating GP LLC,
its general partner

By:        /s/ Halbert S. Washburn
Name: Halbert S. Washburn
Title:    Chief Executive Officer

[Signature Page to Amendment No. 1 to A&R Backstop Commitment Agreement]

ALAMITOS COMPANY
PHOENIX PRODUCTION COMPANY

By:        /s/ Halbert S. Washburn
Name: Halbert S. Washburn
Title:    President

BEAVER CREEK PIPELINE, L.L.C.
BREITBURN FINANCE CORPORATION
BREITBURN GP LLC
BREITBURN MANAGEMENT COMPANY LLC
BREITBURN OPERATING GP LLC
GTG PIPELINE LLC
MERCURY MICHIGAN COMPANY, LLC
QRE GP, LLC
TERRA ENERGY COMPANY LLC
TERRA PIPELINE COMPANY LLC

By:        /s/ Halbert S. Washburn
Name: Halbert S. Washburn
Title:    Chief Executive Officer

BREITBURN FLORIDA LLC
BREITBURN OKLAHOMA LLC
BREITBURN SAWTELLE LLC
BREITBURN TRANSPETCO GP LLC
BREITBURN TRANSPETCO LP LLC

By:        Breitburn Operating LP,
its sole member

By:        Breitburn Operating GP LLC,
its general partner

By:        /s/ Halbert S. Washburn
Name: Halbert S. Washburn
Title:    Chief Executive Officer

[Signature Page to Amendment No. 1 to A&R Backstop Commitment Agreement]

QR ENERGY, LP

By:        QRE GP, LLC,
its general partner

By:        /s/ Halbert S. Washburn
Name:    Halbert S. Washburn
Title:    Chief Executive Officer

QRE OPERATING, LLC

By:        QR Energy, LP,
its sole member

By:        QRE GP, LLC,
its general partner

By:        /s/ Halbert S. Washburn
Name:    Halbert S. Washburn
Title:    Chief Executive Officer

TRANSPETCO PIPELINE COMPANY, L.P.

By:        Breitburn Operating LP,
on behalf of itself and as the sole member of Breitburn Transpetco GP LLC, a general partner

By:        Breitburn Operating GP LLC,
its general partner

By:        /s/ Halbert S. Washburn
Name:    Halbert S. Washburn
Title:    Chief Executive Officer

[Signature Page to Amendment No. 1 to A&R Backstop Commitment Agreement]

SECOND LIEN NOTEHOLDER GROUP PARTIES

EIG Redwood Debt Aggregator, LP

By: EIG Redwood Aggregator GP, LLC, its general partner and Attorney-in-Fact

By: EIG Asset Management, LLC, its sole member

By: /s/ Clayton R. Taylor
Name: Clayton R. Taylor
Title: Managing Director

By: /s/ Richard K. Punches, II
Name: Richard K. Punches, II
Title: Managing Director

[Signature Page to Amendment No. 1 to A&R Backstop Commitment Agreement]

Anchorage Capital Partners, L.P.

By: /s/ Melissa K. Griffiths
Name: Melissa K. Griffiths
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to A&R Backstop Commitment Agreement]

ACMO BBEP, L.P.

By: /s/ Melissa K. Griffiths
Name: Melissa K. Griffiths
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to A&R Backstop Commitment Agreement]

Guggenheim Funds Trust - Guggenheim Macro Opportunities Fund

By: Guggenheim Partners Investment
Management, LLC, as Investment Adviser

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney-in-Fact

[Signature Page to Amendment No. 1 to A&R Backstop Commitment Agreement]

Hamilton Finance LLC

By: Guggenheim Partners Investment
Management, LLC, as Sub-Advisor

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney-in-Fact

[Signature Page to Amendment No. 1 to A&R Backstop Commitment Agreement]

Maverick Enterprises, Inc.

By: Guggenheim Partners Investment
Management, LLC, as Investment Manager

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney-in-Fact

[Signature Page to Amendment No. 1 to A&R Backstop Commitment Agreement]

NZC Guggenheim Master Fund Limited

By: Guggenheim Partners Investment
Management, LLC, as Manager

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney-in-Fact

[Signature Page to Amendment No. 1 to A&R Backstop Commitment Agreement]

NZC Guggenheim Fund LLC

By: Guggenheim Partners Investment
Management, LLC, as Manager

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney-in-Fact

[Signature Page to Amendment No. 1 to A&R Backstop Commitment Agreement]

SEI Institutional Managed Trust - Multi Asset
Income Fund

By: Guggenheim Partners Investment
Management, LLC, as Sub-Adviser

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney-in-Fact

[Signature Page to Amendment No. 1 to A&R Backstop Commitment Agreement]

COMMITMENT PARTIES

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (“MLPFS”), solely in respect of its Global Credit and Special Situations Group and not any other group, unit, division of affiliate of MLPFS

By: /s/ Vincenzo Ruocco
Name: Vincenzo Ruocco
Title: Vice President, US Corporate Actions

[Signature Page to Amendment No. 1 to A&R Backstop Commitment Agreement]

BlackRock Multi-Manager Alternative Strategies Fund
By: Marathon Asset Management L.P.
Its Investment Manager and Authorized Signatory

By: /s/ Vijay Srinivasan
Name: Vijay Srinivasan
Title: Head of Research

[Signature Page to Amendment No. 1 to A&R Backstop Commitment Agreement]

BSF MULTI-MANAGER ALTERNATIVE STRATEGIES FUND
By: Marathon Asset Management L.P.
Its Investment Manager and Authorized Signatory

By: /s/ Vijay Srinivasan
Name: Vijay Srinivasan
Title: Head of Research

[Signature Page to Amendment No. 1 to A&R Backstop Commitment Agreement]

KTRS Credit Fund, LP
By: Marathon Asset Management L.P.
Its Investment Manager and Authorized Signatory

By: /s/ Vijay Srinivasan
Name: Vijay Srinivasan
Title: Head of Research

[Signature Page to Amendment No. 1 to A&R Backstop Commitment Agreement]

Marathon Blue Grass Credit Fund, L.P.
By: Marathon Asset Management L.P.
Its Investment Manager and Authorized Signatory

By: /s/ Vijay Srinivasan
Name: Vijay Srinivasan
Title: Head of Research

[Signature Page to Amendment No. 1 to A&R Backstop Commitment Agreement]

Marathon Centre Street Partnership, L.P.
By: Marathon Asset Management L.P.
Its Investment Manager and Authorized Signatory

By: /s/ Vijay Srinivasan
Name: Vijay Srinivasan
Title: Head of Research

[Signature Page to Amendment No. 1 to A&R Backstop Commitment Agreement]

Marathon Credit Dislocation Fund LP
By: Marathon Asset Management L.P.
Its Investment Manager and Authorized Signatory

By: /s/ Vijay Srinivasan
Name: Vijay Srinivasan
Title: Head of Research

[Signature Page to Amendment No. 1 to A&R Backstop Commitment Agreement]

Marathon Special Opportunity Master Fund Ltd.
By: Marathon Asset Management L.P.
Its Investment Manager and Authorized Signatory

By: /s/ Vijay Srinivasan
Name: Vijay Srinivasan
Title: Head of Research

[Signature Page to Amendment No. 1 to A&R Backstop Commitment Agreement]

Master SIF SICAV-SIF
By: Marathon Asset Management L.P.
Its Investment Manager and Authorized Signatory

By: /s/ Vijay Srinivasan
Name: Vijay Srinivasan
Title: Head of Research

[Signature Page to Amendment No. 1 to A&R Backstop Commitment Agreement]

ASCENSION ALPHA FUND LLC, by WL Ross & Co. LLC, as Investment Manager

By: /s/ Benjamin Gruder
Name: Benjamin Gruder
Title: Managing Director

[Signature Page to Amendment No. 1 to A&R Backstop Commitment Agreement]

ASCENSION HEALTH MASTER PENSION TRUST, by WL Ross & Co. LLC, as Investment Manager

By: /s/ Benjamin Gruder
Name: Benjamin Gruder
Title: Managing Director

[Signature Page to Amendment No. 1 to A&R Backstop Commitment Agreement]

CARILION CLINIC, by WL Ross & Co. LLC, as Investment Manager

By: /s/ Benjamin Gruder
Name: Benjamin Gruder
Title: Managing Director

[Signature Page to Amendment No. 1 to A&R Backstop Commitment Agreement]

CATALINA HOLDINGS (BERMUDA) LTD., by WL Ross & Co. LLC, as Investment Manager

By: /s/ Benjamin Gruder
Name: Benjamin Gruder
Title: Managing Director

[Signature Page to Amendment No. 1 to A&R Backstop Commitment Agreement]

MARQUETTE COMPANIES, LLC, by WL Ross & Co. LLC, as Investment Manager

By: /s/ Benjamin Gruder
Name: Benjamin Gruder
Title: Managing Director

[Signature Page to Amendment No. 1 to A&R Backstop Commitment Agreement]

PEPPERDINE UNIVERSITY, by WL Ross & Co. LLC, as Investment Manager

By: /s/ Benjamin Gruder
Name: Benjamin Gruder
Title: Managing Director

[Signature Page to Amendment No. 1 to A&R Backstop Commitment Agreement]

RETIREMENT PLAN OF CARILION CLINIC, by WL Ross & Co. LLC, as Investment Manager

By: /s/ Benjamin Gruder
Name: Benjamin Gruder
Title: Managing Director

[Signature Page to Amendment No. 1 to A&R Backstop Commitment Agreement]

UNIVERSITY OF MINNESOTA FOUNDATION, by WL Ross & Co. LLC, as Investment Manager

By: /s/ Benjamin Gruder
Name: Benjamin Gruder
Title: Managing Director

[Signature Page to Amendment No. 1 to A&R Backstop Commitment Agreement]

WLR PARALLEL ESC, L.P., by WL Ross & Co. LLC, as Investment Manager

By: /s/ Benjamin Gruder
Name: Benjamin Gruder
Title: Managing Director

[Signature Page to Amendment No. 1 to A&R Backstop Commitment Agreement]

WLR RECOVERY FUND V, L.P., by WL Ross & Co. LLC, as Investment Manager

By: /s/ Benjamin Gruder
Name: Benjamin Gruder
Title: Managing Director

[Signature Page to Amendment No. 1 to A&R Backstop Commitment Agreement]

WLR-SC FINANCING CONDUIT LLC, by WL Ross & Co. LLC, as Investment Manager

By: /s/ Benjamin Gruder
Name: Benjamin Gruder
Title: Managing Director

[Signature Page to Amendment No. 1 to A&R Backstop Commitment Agreement]

BEACH POINT SELECT FUND LP
By: Beach Point Capital Management LP
Its Investment Manager

By: /s/ Carl Goldsmith
Name: Carl Goldsmith
Title: Co-Chief Investment Officer

[Signature Page to Amendment No. 1 to A&R Backstop Commitment Agreement]

BPC UKI, L.P.
By: BPC AS LLC
Its General Partner
By: Beach Point Capital Management LP
Its Investment Manager

By: /s/ Carl Goldsmith
Name: Carl Goldsmith
Title: Co-Chief Investment Officer

[Signature Page to Amendment No. 1 to A&R Backstop Commitment Agreement]

BEACH POINT MULTI-ASSET CREDIT FUND LTD.
By: Beach Point Capital Management LP
Its Investment Manager

By: /s/ Carl Goldsmith
Name: Carl Goldsmith
Title: Co-Chief Investment Officer

[Signature Page to Amendment No. 1 to A&R Backstop Commitment Agreement]

BEACH POINT MULTI-STRATEGY CREDIT MASTER FUND, L.P.
By: Beach Point Capital Management LP
Its Investment Manager

By: /s/ Carl Goldsmith
Name: Carl Goldsmith
Title: Co-Chief Investment Officer

[Signature Page to Amendment No. 1 to A&R Backstop Commitment Agreement]

BEACH POINT TOTAL RETURN MASTER FUND, L.P.
By: Beach Point Capital Management LP
Its Investment Manager

By: /s/ Carl Goldsmith
Name: Carl Goldsmith
Title: Co-Chief Investment Officer

[Signature Page to Amendment No. 1 to A&R Backstop Commitment Agreement]

Elliott Associates, L.P.
By: Elliott Capital Advisors, L.P., as general partner
By: Braxton Associates Inc., as general partner

By: /s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

[Signature Page to Amendment No. 1 to A&R Backstop Commitment Agreement]

Elliott International, L.P.
By: Elliott International Capital Advisors Inc., as attorney-in-fact

By: /s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

[Signature Page to Amendment No. 1 to A&R Backstop Commitment Agreement]

AKANTHOS CAPITAL MANAGEMENT, LLC

By: /s/ Michael Kao
Name: Michael Kao
Title: CEO

[Signature Page to Amendment No. 1 to A&R Backstop Commitment Agreement]

FRANKLIN ADVISERS, Inc., as investment manager on behalf of certain funds and accounts

By: /s/ Glenn Voyles
Name: Glenn Voyles
Title: SVP

[Signature Page to Amendment No. 1 to A&R Backstop Commitment Agreement]

1992 MSF INTERNATIONAL LTD, by Highbridge Capital Management, LLC as Trading Manager

By: /s/ Jonathan Segal
Name: Jonathan Segal
Title: Managing Director

[Signature Page to Amendment No. 1 to A&R Backstop Commitment Agreement]

1992 TACTICAL CREDIT MASTER FUND, L.P., by Highbridge Capital Management, LLC as Trading Manager

By: /s/ Jonathan Segal
Name: Jonathan Segal
Title: Managing Director

[Signature Page to Amendment No. 1 to A&R Backstop Commitment Agreement]

PACIFIC CAPITAL MANAGEMENT LLC

By: /s/ Jonathan Glaser
Name: Jonathan Glaser
Title: Managing Member

[Signature Page to Amendment No. 1 to A&R Backstop Commitment Agreement]

NEWBERG FAMILY TRUST UTD 12/18/90

By: /s/ Bruce Newberg
Name: Bruce Newberg
Title: Trustee

[Signature Page to Amendment No. 1 to A&R Backstop Commitment Agreement]

BARCLAYS BANK PLC (“BARCLAYS”), solely in respect of its Distressed Trading Desk (the “Distressed Trading Desk”) and not any other unit, group, division or affiliate of Barclays and solely in respect of the Distressed Desk’s Senior Unsecured Note Claims

By: /s/ Adam Yarnold
Name: Adam Yarnold
Title: Managing Director

[Signature Page to Amendment No. 1 to A&R Backstop Commitment Agreement]

SONOMA CAPITAL MANAGEMENT

By: /s/ Jeffrey Thorp
Name: Jeffrey Thorp
Title: Member

[Signature Page to Amendment No. 1 to A&R Backstop Commitment Agreement]

EXHIBIT A

AMENDED RIGHTS OFFERING PROCEDURES

(see attached)

51

RIGHTS OFFERING PROCEDURES
I.    Introduction
Breitburn Energy Partners LP (the “Debtor”) and certain of its subsidiaries (collectively, the “Debtors”)1 are pursuing a proposed financial restructuring of their existing debt and other obligations to be effectuated pursuant to a plan of reorganization (the “Plan”) and related disclosure statement (the “Disclosure Statement”) in connection with a chapter 11 bankruptcy case, in accordance with the terms and conditions set forth in the Amended and Restated Backstop Commitment Agreement, dated as of October 11, 2017, and the First Amendment to the Backstop Commitment Agreement, dated as of November [~~•~~•], 2017 (together, the “Backstop Commitment Agreement”), by and among the Debtors and other parties thereto. Capitalized terms used but not otherwise defined herein shall have the meanings set forth for such terms in the Plan or the Backstop Commitment Agreement.
On [•], 2017, the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) entered an order (the “Rights Offering Approval”) that approved, among other things, the form and manner of the rights offering. In connection with the Plan, and in accordance with these procedures (the “Rights Offering Procedures”), the Debtor shall be required to implement the rights offering on behalf of New Permian Corp. (as defined in the Plan), and will, for aggregate proceeds of $775,000,000, (x) distribute to each of the Commitment Parties (as defined in the Backstop Commitment Agreement) Minimum Allocation Rights (as defined in the Backstop Commitment Agreement) enabling those parties to acquire an aggregate of 40% of the common stock of New Permian Corp. (subject to dilution) for aggregate proceeds of $310,000,000; and (y) distribute subscription rights to holders of Allowed Unsecured Notes Claims (as defined in the Plan) who are Eligible Offerees (defined below) enabling those parties to purchase an aggregate of 60% (subject to dilution) of the common stock of New Permian Corp. for aggregate proceeds of $465,000,000 (the “Rights Offering”).
An “Eligible Offeree” is a holder of an Allowed Unsecured Notes Claim, that is, as of the Rights Offering Record Date (as defined below), either (a) an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the Securities Act (as defined below) (an “~~AI~~Accredited Investor”) or an entity in which all of the equity investors are ~~AIs~~Accredited Investors, or (b) a non-U.S. Person, as defined in Regulation S of the Securities Act of 1933, as amended (the “Securities Act”).
Only Eligible Offerees may exercise Subscription Rights in the Rights Offering. As provided in the Plan, each Non-Eligible Offeree that certifies to the reasonable satisfaction of the Debtors, in consultation with the Requisite Commitment Parties and the Creditors’ Committee, that it is not an Eligible Offeree, will instead receive, at its election, either (i) Trust Units (as defined below)
____________________
1 The entities included in the definition of “Debtors” are as follows: Breitburn Energy Partners LP; Breitburn GP LLC; Breitburn Operating LP; Breitburn Operating GP LLC; Breitburn Management Company LLC; Breitburn Finance Corporation; Alamitos Company; Beaver Creek Pipeline, L.L.C.; Breitburn Florida LLC; Breitburn Oklahoma LLC; Breitburn Sawtelle LLC; Breitburn Transpetco GP LLC; Breitburn Transpetco LP LLC; GTG Pipeline LLC; Mercury Michigan Company, LLC; Phoenix Production Company; QR Energy, LP; QRE GP, LLC; QRE Operating, LLC; Terra Energy Company LLC; Terra Pipeline Company LLC; and Transpetco Pipeline Company, L.P.

which represent the Shares of New Permian Stock, equal to 4.5% of such Non-Eligible Offeree’s Allowed Unsecured Notes Claim (the “Trust Substitute Distribution”) or (ii) the cash value of such Shares of New Permian Stock, as of the Effective Date (the “Cash Substitute Distribution”, and together with the Cash Substitute Distribution, each a form of “Substitute Distribution”), provided that the aggregate amount of the distribution to such holders will not exceed New Permian Corp. Shares having a value equal to $5,422,265, and to the extent that the value of New Permian Corp. Shares that would otherwise be issued to such holders exceeds $5,422,265, the distribution of such shares will be reduced ratably to eliminate the excess.
~~Only~~ Non-Eligible Offerees ~~may~~who elect to participate in the ~~Rights Offering. As provided in the Plan, in lieu of Subscription Rights, Non-Eligible Offerees will be given the opportunity to receive a substitute distribution (the “~~Trust Substitute Distribution~~”) consisting of either their pro rata share of (i) the “GUC Cash Pool” (as defined in the Plan), which is expected to consist of $500,000 or (ii) an equivalent value~~, will have their Shares of New Permian Corp. ~~common stock. The form of the Substitute Distribution will be determined as provided for in the Plan. Eligible Offerees who choose not to participate in the Rights Offering (“Declining Offerees”) will also receive the Substitute Distribution.~~held in a Trust (the “Trust”), and such Non-Eligible Offerees will receive units in the Trust (the “Trust Units”). The Trust Units are totally passive and may not be transferred at any time. Non-Eligible Offerees holding Trust Units will only receive a distribution from the Trust in accordance with the documentation governing the Trust or, in any event, if the Trust is still in existence at such time, upon the expiration of the Trust, which is expected to be seven (7) years after the Effective Date.
Eligible Offerees that are not Commitment Parties who elect to irrevocably participate in the Rights Offering on, or prior to, December 13, 2017 (the “Early Election Date”) and that certify on the Rights Exercise Form that they voted, on behalf of all their Unsecured Notes Claims, to accept, and not object to the Plan, will receive, on the Plan Effective Date, their pro rata share (based on the respective backstop commitment amounts (which includes the amounts committed in the Minimum Allocation Rights, as defined in the Plan, and the Rights Offering) of the Commitment Parties and the respective subscription amounts as to the rights exercised by Eligible Offerees by the Early Election Date) of 10% of the New Permian Corp. Shares (the “Early Election Premium”), which will dilute the New Permian Corp. Shares issued pursuant to the Rights Offering and pursuant to the Minimum Allocation Rights (as defined in the Plan).
The Rights Offering Procedures will govern the ability of Eligible Offerees to participate in the Rights Offering and Non-Eligible Offerees ~~and Declining Offerees~~ to receive the Substitute Distribution.
All questions relating to these Rights Offering Procedures, other documents associated with the Rights Offering, or the requirements to participate in the Rights Offering should be directed to Prime Clerk, the subscription agent (the “Subscription Agent”) retained by the Debtors at:
Prime Clerk
830 Third Avenue, 9th Floor
New York, New York 10022

Attention: Breitburn Energy Processing
Tel: (855) 851-7887
Questions (but not documents) may be directed to breitburnballots@primeclerk.com
(please reference “Breitburn Energy” in the subject line)
THE DISCLOSURE STATEMENT DISTRIBUTED IN CONNECTION WITH THE DEBTORS’ SOLICITATION OF VOTES TO ACCEPT OR REJECT THE PLAN SETS FORTH IMPORTANT INFORMATION THAT SHOULD BE CAREFULLY READ AND CONSIDERED BY EACH ELIGIBLE OFFEREE PRIOR TO MAKING A DECISION TO PARTICIPATE IN THE RIGHTS OFFERING, INCLUDING THE SECTIONS ENTITLED “CERTAIN RISK FACTORS TO BE CONSIDERED,” “VALUATION ANALYSIS,” “RIGHTS OFFERING PROCEDURES” AND “FINANCIAL INFORMATION AND PROJECTIONS.” THE DISCLOSURE STATEMENT IS AVAILABLE ON THE DEBTOR’S RESTRUCTURING WEBSITE AT CASES.PRIMECLERK.COM/BREITBURN AND COPIES ARE ALSO AVAILABLE UPON REQUEST FROM THE SUBSCRIPTION AGENT.
II.    Rights Offering and Substitute Distribution
To fully exercise its right to participate in the Rights Offering (the “Subscription Rights”), an Eligible Offeree must (i) complete the rights offering subscription exercise form (the “Rights Exercise Form”), which has been distributed with these Rights Offering Procedures to Eligible Offerees and (ii) pay the purchase price (the “Rights Exercise Price”), which is an amount equal to its pro rata share of the $465,000,000 aggregate exercise price for the Rights Offering Securities (as defined in the Backstop Commitment Agreement), such pro rata share measured as the principal amount of Unsecured Notes Claims (as defined in the Plan) held by such Eligible Offeree, as compared to the aggregate amount of Unsecured Notes Claims as of ~~[•]~~November 27, 2017 (the “Rights Offering Record Date”), rounded down to the nearest dollar. Eligible Offerees electing to participate in the Rights Offering on, or prior to, the Early Election Date, that certify on the Rights Exercise Form that they voted, on behalf of all the Unsecured Notes Claims, to accept, and not object to the Plan, will also receive the Early Election Premium.
Each Eligible Offeree may exercise (in whole dollar increments) all, some, or none of its pro rata share, and the Rights Exercise Price for such Eligible Offeree will be adjusted accordingly (in whole dollar increments). Any fraction of a Rights Offering Security to be issued to an Eligible Offeree who elects to acquire such Rights Offering Securities shall be rounded down to the nearest whole Rights Offering Security. The total amount of Rights Offering Securities that may be purchased pursuant to the Rights Offering shall be adjusted as necessary to account for the rounding described in this section. No compensation shall be paid, whether in cash or otherwise, in respect of any rounded-down amounts.
For the avoidance of doubt, ~~the Subscription Rights shall not be transferable, assignable, or detachable prior to the Rights Offering Record Date, other than in connection with the transfer of the corresponding Allowed Unsecured Notes Claims (as defined in the Plan) and other than in accordance with these Rights Offering Procedures. S~~subsequent to the Rights Offering Record Date, the Subscription Rights may not be transferrable ~~or~~, assignable or detachable to any party~~.~~

~~See~~, other than as permitted in Section ~~V~~VI.D. below ~~for more information related to transfers and the procedures related thereto~~.
Furthermore, the right to receive a Substitute Distribution, shall not be transferrable, assignable or detachable to any party, other than as permitted in Section VII.C below.
There will be no over-subscription privilege in the Rights Offering. ~~Any~~If the aggregate proceeds of the Rights Offering are less than $465,000,000, the unsubscribed securities will not be offered to other Eligible Offerees but will be purchased by the Commitment Parties in accordance with the Backstop Commitment Agreement.
Although it is expected that all distributions of Rights Offering Securities ~~and Substitute Distributions~~, if in the form of New Permian Corp. common stock, will occur through The Depository Trust Company (“DTC”), there is no guarantee that this will occur.
III.    The Backstop
The Rights Offering will be backstopped by the Commitment Parties pursuant to the Backstop Commitment Agreement. The Commitment Parties will be provided with a special form (the “Backstop Addendum”) to attach to their Rights Exercise Form(s).
~~Any~~If the aggregate proceeds of the Rights Offering are less than $465,000,000, the unsubscribed securities will not be offered to other Eligible Offerees but will be purchased by the Commitment Parties in accordance with the Backstop Commitment Agreement.
IV.    Commencement/Expiration of the Rights Offering
The Rights Offering shall commence on the day upon which the Rights Exercise Form is first mailed or made available to Eligible Offerees, which is expected to be within five (5) Business Days after receipt of the Rights Offering Approval and on or around the Rights Offering Record Date. The Rights Offering shall expire at 5:00 p.m. New York City time [•], 2017 (such time and date, as may be amended, the “Rights Expiration Time”), unless, if permitted by the Rights Offering Approval, extended by the Debtor with the consent of the Requisite Consenting Second Lien Creditors and Requisite Commitment Parties (each as defined in the Backstop Commitment Agreement). The Debtor shall promptly notify the Eligible Offerees of any extension and of the new Rights Expiration Time by press release or otherwise. The Debtor shall, if reasonably requested by the Requisite Commitment Parties, from time to time prior to the Rights Expiration Time (and any extensions thereto), notify, or cause the Subscription Agent to notify, within two business days of receipt of such request by the Debtor, the investors of the aggregate number of Subscription Rights known by the Subscription Agent to have been exercised pursuant to the Rights Offering as of the most recent practicable time before such request.
The Debtor, on behalf of New Permian Corp., shall furnish Rights Exercise Forms to the Eligible Offerees and/or, to the extent applicable, their brokers, dealers, commercial banks, trust companies, or other agents or nominees (the “Subscription Nominees”). Each Subscription Nominee is entitled to receive sufficient copies of these Rights Offering Procedures and the Rights Exercise Form for distribution to the beneficial owners of the Unsecured Notes for whom such Subscription Nominee holds such Unsecured Notes.

V.    Commencement/Expiration of the Form of Substitute Distribution Election
The ability for Non-Eligible Offerees to elect the form of Substitute Distribution shall commence on the day upon which the Rights Exercise Form is first mailed or made available to Non-Eligible Offerees, which is expected to be within five (5) Business Days after receipt of the Rights Offering Approval and on or around the Rights Offering Record Date. Non-Eligible Offerees may submit their election for the form of Substitute Distribution until 5:00 p.m. New York City time [], 201[8], which is the anticipated Confirmation Date (as defined in the Plan).
VI.    ~~V.~~ Exercise of Subscription Rights by Eligible Offerees
Each Eligible Offeree that elects to participate in the Rights Offering must affirmatively make a binding, irrevocable election to exercise its Subscription Rights (the “Binding Rights Election”) before the Rights Expiration Time.

The Binding Rights Election, upon receipt by the Subscription Agent, cannot be withdrawn.
Each Eligible Offeree will be entitled to participate in the Rights Offering solely to the extent provided in these Rights Offering Procedures, except in the case of Eligible Offerees who are Commitment Parties, who are entitled to participate in the Rights Offering to the extent also provided in the Backstop Commitment Agreement.
A.    Exercise by Eligible Offerees
To exercise the Subscription Rights, each Eligible Offeree must (i) return a duly completed Rights Exercise Form to the Subscription Agent so that the duly completed Rights Exercise Form is actually received by the Subscription Agent on or before the Rights Expiration Time and (ii) pay to the Subscription Escrow Account (as defined in the Backstop Commitment Agreement), by wire transfer of immediately available funds, the Rights Exercise Price so that payment of the Rights Exercise Price is actually received by the Subscription Escrow Account on or before the Rights Expiration Time; provided, that the Commitment Parties (in their capacities as Eligible Offerees) shall not be required to pay their respective Rights Exercise Prices until not less than two business days prior to the effective date of the Plan (the “Effective Date”), in accordance with these Rights Offering Procedures, and the Backstop Commitment Agreement.
In order to exercise its Subscription Rights, any Eligible Offeree who holds Allowed Unsecured Notes Claims through a Subscription Nominee must return a duly completed Rights Exercise Form to its Subscription Nominee or otherwise instruct its Subscription Nominee as to its instructions for the Subscription Rights (in each case in sufficient time to allow such Subscription Nominee to deliver the Rights Exercise Form to the Subscription Agent prior to the Rights Expiration Time) in accordance with procedures established by its Subscription Nominee, which, in turn, must comply with clauses (i) and (ii) of the immediately preceding paragraph.

For purposes of this Rights Offering, Wilmington Trust, National Association, in its capacity as Indenture Trustee for the each of the series of Unsecured Notes, shall not constitute a Subscription Nominee and shall not have any responsibility with respect to sending any Rights Offering information or collecting any Rights Exercise Forms.
B.    Deemed Representations and Acknowledgements
Any Eligible Offeree that participates in the Rights Offering is deemed to have made the following representations and acknowledgements:

(i)	Such Eligible Offeree recognizes and understands that the Subscription Rights are not transferable, other than as provided in Section VI.D below; and

(ii)	Such creditor represents and warrants that it is an Eligible Offeree.
C.    Failure to Exercise Subscription Rights
Unexercised Subscription Rights will be relinquished at the Rights Expiration Time. If, on or prior to the Rights Expiration Time, the Subscription Agent for any reason does not receive from an Eligible Offeree or its Subscription Nominee a duly completed Rights Exercise Form or payment of the Rights Exercise Price is not made into the Subscription Escrow Account, then unless otherwise approved by the Debtors, the Requisite Consenting Second Lien Creditors and the Requisite Commitment Parties, such Eligible Offeree shall be deemed to have irrevocably relinquished and waived its right to exercises the Subscription Rights in the Rights Offering.
Any attempt to exercise Subscription Rights after the Rights Expiration Time shall be null and void and nether New Permian Corp. nor the Debtor shall be obligated to honor any such purported exercise received by the Subscription Agent after the Rights Expiration Time regardless of when the documents relating thereto were sent.
The method of delivery of the Rights Exercise Form and any other required documents is at each Eligible Offeree’s option and sole risk, and delivery will be considered made only when actually received by the Subscription Agent. Delivery by reputable overnight courier is encouraged and strongly recommended. In all cases, you should allow sufficient time to ensure timely delivery prior to the Rights Expiration Time.
The risk of non-delivery of the Rights Exercise Form and any other required documents sent to the Subscription Agent in connection with the exercise of the Subscription Rights lies solely with the holders of the Allowed Unsecured Notes Claims, and none of the Debtors, the reorganized Debtors, New Permian Corp., the Commitment Parties, or any of their respective officers, directors, employees, agents or advisers, including the Subscription Agent, assumes the risk of non-delivery under any circumstance whatsoever.
D.    Transfer Restrictions for Eligible Offerees
~~Only holders of the Allowed Unsecured Notes Claims as of the Rights Offering Record Date who are Eligible Offerees shall have the ability to exercise Subscription Rights. The Subscription Rights shall not be transferable or assignable subsequent to the Rights Offering Record Date, other than~~

~~to an “Affiliate”, as defined under Rule 501 of the Securities Act. Should an Eligible Offeree elect to have the Rights Offering Securities distributed to an Affiliate, such Affiliate or Affiliates must complete and submit the Rights Offering Exercise Form and make all representations and certifications and provide all necessary tax forms required thereunder.~~
After the Rights Offering Record Date, an Eligible Offeree that is a holder of an Allowed Unsecured Notes Claim shall not transfer or assign its Subscription Rights unless such holder also transfers or assigns with such Subscription Rights the corresponding Allowed Unsecured Notes Claims. Any such transfer will be subject to compliance with applicable securities laws relating to the transfer of restricted securities, and such transfers may be made only to other Eligible Offerees who held Unsecured Notes Claims as of the Rights Offering Record Date. Such transfer shall be evidenced by the delivery of the Eligible Offeree Transfer Notice (defined below) to the Subscription Agent or other procedures acceptable to the Reorganized Debtors and the Subscription Agent.
After the Subscription Rights have been exercised, the person exercising such Subscription Rights shall have the right to designate the receipt of the Rights Offering Securities to another person that is an Accredited Investor or a “QIB” that completes and submits the Rights Exercise Form together with all necessary tax forms required thereunder. A “QIB” means a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act. Any such transfer shall be subject to compliance with applicable securities laws relating to the transfer of restricted securities.
The “Eligible Offeree Transfer Notice” is a notice delivered to the Subscription Agent notifying the Subscription Agent of the transfer of a Claim by the holder of the corresponding Subscription Rights through the Rights Expiration Time, which (i) indicates the name of the transferor, the name of the transferee, the type of Claim being transferred and the principal amount of such Claims; (ii) certifies that such transferee is a QIB or an Accredited Investor; and (iii) certifies that such transferee has completed and submitted the Rights Exercise Form together with all necessary tax forms required thereunder.
Notwithstanding the foregoing, each Eligible Offeree as of the Rights Offering Record Date must complete and submit the Rights Exercise Form to the Subscription Agent, whether or not it decides to transfer its Unsecured Notes Claim and the right to receive Rights Offering Securities to another party, as described above.
For transfer restrictions applicable to Non-Eligible Offerees, see Section VII.C. below.
E.    Payment for Subscription Rights
If, on or prior to the Rights Expiration Time, immediately available funds have not been deposited into the Subscription Escrow Account on behalf of an Eligible Offeree by wire transfer in an amount equal to the total Rights Exercise Price for such Eligible Offeree’s Subscription Rights, such Eligible Offeree shall be deemed to have relinquished and waived its Subscription Rights, subject to the next paragraph; provided, that the Commitment Parties (in their capacities as Eligible Offerees) shall not be required to pay their respective Rights Exercise Prices until the two business days immediately prior to the Effective Date.

F.    Disputes, Waivers, and Extensions
Any and all disputes concerning the timeliness, viability, form, and eligibility of any exercise of Subscription Rights shall be addressed in good faith by the Debtor, on behalf of New Permian Corp., in consultation with the Requisite Commitment Parties, the determinations of which shall be final and binding. The Debtor, with the approval of the Requisite Commitment Parties, may (i) waive any defect or irregularity, or permit a defect or irregularity to be corrected, within such times as it may determine in good faith to be appropriate or (ii) reject the purported exercise of any Subscription Rights for which the Rights Exercise Form and/or payment includes defects or irregularities. Rights Exercise Forms shall be deemed not to have been properly completed until all irregularities have been waived or cured. The Debtor reserves the right on behalf of New Permian Corp., and with the approval of the Requisite Commitment Parties, to give notice to any Eligible Offeree~~, Non-Eligible Offeree or Declining Offeree~~ regarding any defect or irregularity in connection with any purported exercise of Subscription Rights by such Eligible Offeree or right to receive a Substitute Distribution by any Non-Eligible Offeree ~~or Declining Offeree~~ and the Debtor may, with the approval of the Requisite Commitment Parties, permit such defect or irregularity to be cured; it being understood, that none of the Debtor, New Permian Corp., the Subscription Agent, or the Commitment Parties (or any of their respective officers, directors, employees, agents or advisors) shall incur any liability for failure to give such notification.
The Debtor, on behalf of New Permian Corp., and with the approval of the Bankruptcy Court (if applicable) and the Requisite Commitment Parties, may (i) extend the duration of the Rights Offering or adopt additional detailed procedures to more efficiently administer the distribution and exercise of the Subscription Rights; and (ii) make such other changes to the Rights Offering, including changes that affect which parties constitute Eligible Offerees~~, Non-Eligible Offeree~~ and/or ~~Declining~~Non-Eligible Offerees.
G.    Funds
The payments made to acquire Rights Offering Securities pursuant to the Rights Offering (the “Rights Offering Funds”) shall be deposited into the Subscription Escrow Account pending the Effective Date in a segregated account or accounts (i) which shall be separate and apart from the Subscription Agent’s general operating funds and any other funds subject to any lien, encumbrance, or cash collateral arrangements and (ii) which will be maintained for the purpose of holding the money for administration of the Rights Offering until the Effective Date. The Subscription Agent shall not use the Rights Offering Funds for any purpose other than to release the funds as directed by New Permian Corp., or the Debtor on behalf of New Permian Corp., on the Effective Date or as otherwise set forth in these Rights Offering Procedures or in the Plan, and, until released in accordance with the foregoing, the Rights Offering Funds will not be deemed part of the Debtors’ bankruptcy estate. The Subscription Agent shall not permit the Rights Offering Funds to be encumbered by any lien, encumbrance, or cash collateral obligation. No interest will be paid to participating Eligible Offerees on account of any amounts paid in connection with their exercise of Subscription Rights under any circumstances.
Notwithstanding anything to the contrary herein, each Commitment Party shall make all payments in connection with the Rights Offering directly to the Subscription Escrow Account at least two business days prior to the Effective Date.

H.    Participating Eligible Offeree Release
See Section 10.9 of the Plan for important information regarding releases.
VII.    ~~VI.~~ Non-Eligible Offerees ~~and Declining Offerees~~
A.    Conditions to Receipt of a Substitute Distribution
In order to be treated as a Non-Eligible Offeree ~~or a Declining Offeree~~ and receive its Substitute Distribution under the Plan, a Non-Eligible Offeree ~~or Declining Offeree~~ must complete, or cause its Subscription Nominee to complete, ~~an Offering~~the Rights Exercise Form certifying that it is ~~either (a)~~ not an Accredited Investor and is a U.S. Person ~~or (b) is an Accredited Investor or Non-U.S. Person, but has chosen to not participate in the Rights Offering~~, and cause such ~~Offering~~Rights Exercise Form to be delivered to the Subscription Agent on or before the Rights Offering Expiration Time. The Offering Form for each ~~Non-~~ Non-Eligible ~~Offeree or Declining~~ Offeree must also specify if such Non-Eligible ~~Offeree or Declining~~ Offeree is a holder of an Allowed Unsecured Notes Claim to be eligible to receive the Substitute Distribution available to holders of each of these Claims, as described in the paragraphs below. Additionally, such Non-Eligible Offeree will elect the form of Substitute Distribution on the Rights Exercise Form. If a Non-Eligible ~~Offeree or Declining~~ Offeree does not satisfy these requirements, such Non-Eligible ~~Offeree or Declining~~ Offeree shall be deemed to have forever and irrevocably relinquished and waived the right to receive the Substitute Distribution pursuant to the Plan and these Rights Offering Procedures. Prior to making a Substitute Distribution to a Non-Eligible Offeree ~~or Declining Offeree~~, the Reorganized Debtors may require such additional information as they deem necessary to confirm that such Non-Eligible Offeree ~~or Declining Offeree~~ qualifies as such in accordance with these Rights Offering Procedures.
Non-Eligible Offerees ~~and Declining Offerees~~ that satisfy the conditions set forth herein will receive, in lieu of the opportunity to participate in the Rights Offering, the Substitute Distribution. The Substitute Distribution shall also be distributed to ~~all~~certain holders of General Unsecured Claims (as defined in the Plan)~~,~~ and Non-Eligible ~~Offerees and Declining~~ Offerees on a pro rata basis on the Initial Distribution Date and Final Distribution Date (each as defined in the Plan).
B.    Deemed Representations and Acknowledgements
Any Non-Eligible Offeree that elects to receive a Substitute Distribution is deemed to have made the following representations and acknowledgements:

(i)	Such Non-Eligible Offeree recognizes and understands that the right to receive a Substitute Distribution is not transferable, other than as provided in Section VII.C. below; and

(ii)	Such creditor represents and warrants that it is a Non-Eligible Offeree.

C.    ~~B.~~ Transfer Restrictions for Non-Eligible Offerees
~~Any transfer or assignment of a corresponding Unsecured Notes Claim by a Non-Eligible Offeree or Declining Offeree prior to the Rights Offering Record Date shall void the right to receive a Substitute Distribution.~~
~~Only holders of the Allowed Unsecured Notes Claims as of the Rights Offering Record Date shall have the ability to receive a Substitute Distribution. The ability to receive a Substitute Distribution shall not be transferable or assignable subsequent to the Rights Offering Record Date.~~
After the Rights Offering Record Date, the holder of the corresponding Unsecured Notes Claim that is a Non-Eligible Offeree shall not transfer or assign such Unsecured Notes Claim unless such holder transfers or assigns with such Claim(s) the right to receive the proceeds of the Substitute Distribution, subject to compliance with applicable securities laws relating to the transfer of restricted securities, as evidenced by the delivery of the Non-Eligible Offeree Transfer Notice (defined below) to the Subscription Agent or other procedures acceptable to the Reorganized Debtors and the Subscription Agent.
The right to receive the Substitute Distribution pursuant to these Rights Offering Procedures, which right is subject to the qualification challenge described under Section VII.D., shall not be transferrable other than to a party that is not an Accredited Investor and is not a QIB, and also completes and submits the Rights Exercise Form, which form includes certifications to such status, together with all necessary tax forms required thereunder.
The “Non-Eligible Offeree Transfer Notice” is a notice delivered to the Subscription Agent notifying the Subscription Agent of the transfer of a Claim by a Non-Eligible as of the Rights Offering Record Date, which (i) indicates the name of the transferor, the name of the transferee, the type of Claim being transferred and the principal amount of such Claims; (ii) certifies that such transferee is neither a QIB nor an Accredited Investor; and (iii) certifies that such transferee has completed and submitted the Rights Exercise Form together with all necessary tax forms required thereunder.
Notwithstanding the foregoing, the Non-Eligible Offeree as of the Rights Offering Record Date must complete and submit the Rights Exercise Form to the Subscription Agent, whether or not it decides to transfer its Unsecured Notes Claim and the right to the Substitute Distribution to another party, as described above.
D.    Disputes, Waivers, and Extensions
Any and all disputes concerning the timeliness, viability, form, and eligibility of any election of the Substitute Distribution (including the qualification of any Non-Eligible Offeree) shall be addressed in good faith by the Debtor, on behalf of New Permian Corp., in consultation with the Requisite Commitment Parties, the determinations of which shall be final and binding, subject to the right of the Requisite Commitment Parties to independently challenge the qualification determination on any purported Non-Eligible Offeree in Bankruptcy Court. The Debtor, with the approval of the Requisite Commitment Parties, may (i) waive any defect or irregularity, or permit a defect or irregularity to be corrected, within such times as it may determine in good faith to be appropriate or (ii) reject the purported election of any Substitute Distribution for which the Rights

Exercise Form includes defects or irregularities. Rights Exercise Forms shall be deemed not to have been properly completed until all irregularities have been waived or cured. The Debtor reserves the right on behalf of New Permian Corp., and with the approval of the Requisite Commitment Parties, to give notice to any Non-Eligible Offeree regarding any defect or irregularity in connection with any purported election of a Substitute Distribution by such Non-Eligible Offeree may, with the approval of the Requisite Commitment Parties, permit such defect or irregularity to be cured; it being understood, that none of the Debtor, New Permian Corp., the Subscription Agent, or the Commitment Parties (or any of their respective officers, directors, employees, agents or advisors) shall incur any liability for failure to give such notification.
The Debtor, on behalf of New Permian Corp., and with the approval of the Bankruptcy Court (if applicable) and the Requisite Commitment Parties, may (i) extend the duration of the time to elect to receive a Substitute Distribution or adopt additional detailed procedures to more efficiently administer the distribution and election of a Substitute Distribution; and (ii) make such other changes to the Rights Offering, including changes that affect which parties constitute Eligible Offerees and/or Non-Eligible Offerees.
VIII.    ~~VII.~~ Miscellaneous
A.    Issuance
The Rights Offering Securities to be issued pursuant to the Rights Offering are expected to be delivered to Eligible Offerees that have properly exercised their Subscription Rights on or as soon as practicable following the Effective Date. The Rights Offering Securities will be issued in book-entry form or other form approved by the Requisite Commitment Parties.
Although it is expected that all distributions of Rights Offering Securities and Substitute Distributions, if in the form of New Permian Corp. common stock, will occur through DTC, there is no guarantee that this will occur.
B.    Securities Law and Related Matters
The Rights Offering Securities issued to the Eligible Offerees participating in the Rights Offering will be exempt from registration under the Securities Act, and any other applicable federal and state securities laws pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D thereunder or another available exemption from registration under the Securities Act, and may not be resold or otherwise transferred, without registration under the Securities Act or an exemption therefrom, or any other applicable federal and state securities laws. Therefore, to the extent a certificate is issued in conjunction with the issuance of the Rights Offering Securities, such certificate may contain (or each book-entry position shall be deemed to contain) a restricted securities legend in form and substance substantially similar to the following:
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND ACCORDINGLY THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE

ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.
There is not and there may not be a public market for shares of New Permian Corp. There can be no assurance that a listing of New Permian Corp. shares will be achieved or that an active trading market for New Permian Corp. shares will ever develop or, if such a market does develop that it will be maintained.
The Rights Offering is being conducted in good faith and in compliance with the Bankruptcy Code. In accordance with section 1125(e) of the Bankruptcy Code, a debtor or any of its agents that participates, in good faith and in compliance with the applicable provisions of the Bankruptcy Code, in the offer, issuance, sale or purchase of a security, offered or sold under the plan of the debtor, of an affiliate participating in a joint plan with the debtor, or a newly organized successor to the debtor under the plan, is not liable, on account of participation, for violation of any applicable law, rule, or regulation governing the offer, issuance, sale or purchase of securities.

IX.	~~VIII.~~ Rights Offering Conditioned Upon Effectiveness of the Plan; Reservation of Subscription Rights; Return of Rights Offering Amount
All exercises of Subscription Rights are subject to and conditioned upon the confirmation and effectiveness of the Plan. Notwithstanding anything contained herein, in the Disclosure Statement or in the Plan to the contrary, the Debtor reserves the right, with the approval of the Requisite Commitment Parties, not to be unreasonably withheld, to modify these Rights Offering Procedures or adopt additional detailed procedures if necessary in the Debtor’s business judgment to more efficiently administer the distribution and exercise of the Subscription Rights or comply with applicable law.
In the event that (i) the Rights Offering is terminated, (ii) the Debtor revokes or withdraws the Plan, or (iii) the Backstop Commitment Agreement is terminated, the Subscription Agent shall, within five (5) Business Days of such event, return all amounts received from Eligible Offerees, without any interest, and, in the case of clauses (ii) and (iii) above, the Rights Offering shall automatically be terminated.

Summary report: Litéra® Change-Pro TDC 10.1.0.300 Document comparison done on 12/1/2017 4:42:57 PM
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RIGHTS EXERCISE FORM FOR ALLOWED UNSECURED NOTES CLAIMS
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR ADVICE, OR TO MAKE ANY REPRESENTATION, OTHER THAN WHAT IS INCLUDED OR SPECIFICALLY REFERENCED IN THE MATERIALS MAILED WITH THESE INSTRUCTIONS AND THE ATTACHED RIGHTS EXERCISE FORM.

INSTRUCTIONS TO RIGHTS EXERCISE FORM IN CONNECTION WITH THE RESTRUCTURING OF BREITBURN ENERGY PARTNERS LP AND ITS AFFILIATED DEBTORS

RIGHTS OFFERING EXPIRATION DATE
The expiration date for the exercise of Subscription Rights pursuant to the Rights Offering is 5:00 p.m., New York City time, on [•], 2017, unless otherwise extended as described in the Restructuring Support Agreement (the “Rights Expiration Time”).

You must leave sufficient time for your duly completed Rights Exercise Form to reach your Subscription Nominee and be processed and delivered to the Subscription Agent on or prior to the Rights Expiration Time.

NON-ELIGIBLE OFFEREE NOTICE AND SUBSTITUTE ELECTION DATE EXPIRATION

The expiration date for the election of the form of Substitute Distribution pursuant to the Rights Offering Procedures is 5:00 p.m., New York City time, on [], 201[8], which is the anticipated Confirmation Date (the “Substitute Election Expiration Time”)

IF YOU ARE A HOLDER OF AN ALLOWED UNSECURED NOTES CLAIM THAT IS NOT AN ELIGIBLE OFFEREE (A “NON-ELIGIBLE OFFEREE”) AND YOU DO NOT COMPLY WITH THE REQUIREMENTS SET FORTH IN THIS FORM, YOU SHALL BE DEEMED TO HAVE FOREVER AND IRREVOCABLY RELIQUINSHED AND WAIVED THE RIGHT TO RECEIVE A DISTRIBUTION UNDER THE PLAN

To Holders of Allowed Unsecured Notes Claims of Breitburn Energy Partners LP and its debtor affiliates (collectively, “Breitburn”):
As disclosed in the Disclosure Statement for the Debtors’ Joint Chapter 11 Plan (the “Disclosure Statement”), Breitburn is proposing an in-court financial restructuring through the Debtors’ Joint Chapter 11 Plan (the “Plan”). A copy of the Disclosure Statement (which includes the procedures governing the Rights Offering (as amended or supplemented from time to time, the “Rights Offering Procedures”)) prepared in connection with the solicitation of votes to accept or reject the Plan is available on the Debtors’ restructuring website at cases.primeclerk.com/breitburn or upon request from the Subscription Agent (as defined below). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan.
Eligible Offerees (as defined below), including the Commitment Parties (as defined in the Disclosure Statement) have the right to purchase up to their respective pro rata share of $465,000,000 aggregate amount of common stock (the “Rights Offering Securities”) of New Permian Corp. (“New Permian Corp.”, as defined in the Amended and Restated Backstop Commitment Agreement) having an aggregate exercise price of $465,000,000. An “Eligible Offeree” is a holder of an Allowed Unsecured Notes Claim, as defined in the Plan, as of ~~[•]~~November 29,

8.625% SENIOR NOTES DUE 2020 AND/OR 7.875% SENIOR NOTES DUE 2022

2017 (the “Rights Offering Record Date”), and is also either (a) an “accredited investor” (an “AI”) within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) or an entity in which all of the equity investors are AIs, or (b) a non-U.S. Person, as defined under Regulation S under the Securities Act.
Eligible Offerees that are not Commitment Parties who elect to irrevocably participate in the Rights Offering on, or prior to, December 13, 2017 (the “Early Election Date”), and that certify on the Rights Exercise Form that they voted, on behalf of all their Unsecured Notes Claims, to accept, and not object to the Plan, will receive, on the Plan Effective Date, their pro rata share (based on the respective backstop commitment amounts (which includes the amounts committed in the Minimum Allocation Rights, as defined in the Plan, and the Rights Offering) of the Commitment Parties and the respective subscription amounts as to the rights exercised by Eligible Offerees by the Early Election Date) of 10% of the New Permian Corp. Shares (the “Early Election Premium”), which will dilute the New Permian Corp. Shares issued pursuant to the Rights Offering and pursuant to the Minimum Allocation Rights (as defined in the Plan).
As provided in the Plan, in lieu of Subscription Rights, Non-Eligible Offerees will receive, at their election, either (i) Trust Units (as defined below) which represent the Shares of New Permian Stock, equal to 4.5% of such Non-Eligible Offeree’s Allowed Unsecured Notes Claim (the “Trust Substitute Distribution”) or (ii) the cash value of such Shares of New Permian Stock (the “Cash Substitute Distribution”, and together with the Cash Substitute Distribution, each a form of “Substitute Distribution”), provided that the aggregate amount of the distribution to such holders will not exceed New Permian Corp. Shares having a value equal to $5,422,265, and to the extent that the value of New Permian Corp. Shares that would otherwise be issued to such holders exceeds $5,422,265, the distribution of such shares will be reduced ratably to eliminate the excess.
Non-Eligible Offerees who elect to participate in the Trust Substitute Distribution, will have their Shares of New Permian Corp. held in a Trust (the “Trust”), and such Non-Eligible Offerees will receive units in the Trust (the “Trust Units”). The Trust Units are totally passive and may not be transferred at any time. Non-Eligible Offerees holding Trust Units will only receive a distribution from the Trust in accordance with the documentation governing the Trust or, in any event, if the Trust is still in existence at such time, upon the expiration of the Trust, which is expected to be seven (7) years after the Effective Date.
~~As provided in the Plan, in lieu of Subscription Rights, Non-Eligible Offerees will be given the opportunity to receive a substitute distribution (the “Substitute Distribution”) consisting of either their pro rata share of (i) the “GUC Cash Pool” (as defined in the Plan), which is expected to consist of $500,000 or (ii) an equivalent value of New Permian Corp. common stock. The form of the Substitute Distribution will be determined as provided for in the Plan. Eligible Offerees who choose not to participate in the Rights Offering (“Declining Offerees”) will also receive a Substitute Distribution.~~ In order to be treated as a Non-Eligible Offeree ~~or Declining Offeree~~ and receive its Substitute Distribution under the Plan, ~~such~~a Non-Eligible ~~Offeree or Declining~~ Offeree must complete, or cause its Subscription Nominee to complete, ~~an Offering~~the Rights Exercise Form certifying that it is ~~either (a)~~ not an Accredited Investor and is a U.S. Person ~~or (b) it either an Accredited Investor or U.S. Person and declines to patriciate in the Rights Offering~~, and cause such ~~Offering~~Rights Exercise Form to be delivered to the Subscription Agent on or before the Rights Offering Expiration Time. The Offering Form for each ~~Non-~~ Non-Eligible ~~Offeree or Declining~~ Offeree must also specify if such Non-Eligible ~~Offeree or Declining~~ Offeree is a holder of an Allowed Unsecured Notes Claim to be eligible to receive the Substitute Distribution available to holders of each of these Claims, as described in the paragraphs below. Additionally, such Non-Eligible Offeree will elect the form of Substitute Distribution on the Rights Exercise Form. If a Non-Eligible ~~Offeree or Declining~~ Offeree does not satisfy these requirements, such Non-Eligible Offeree ~~or Declining Offeree~~ shall be deemed to have forever and irrevocably relinquished and waived the right to receive the Substitute Distribution pursuant to the Plan and the~~se~~ Rights Offering Procedures. Prior to making a Substitute Distribution to a Non-Eligible Offeree ~~or Declining Offeree~~, the Reorganized Debtors, in consultation with the Requisite Commitment Parties, may require such additional information as they deem necessary to confirm that such Non-Eligible Offeree ~~or Declining Offeree~~ qualifies as such in accordance with the~~se~~ Rights Offering Procedures, and the Debtors may share such information with the Requisite Commitment Parties.

2	8.625% SENIOR NOTES DUE 2020 AND/OR 7.875% SENIOR NOTES DUE 2022

Non-Eligible Offerees ~~or Declining Offerees~~ that satisfy the conditions set forth herein will receive, in lieu of the opportunity to participate in the Rights Offering, the Substitute Distribution. The Substitute Distribution shall also be distributed to ~~all~~certain holders of General Unsecured Claims (as defined in the Plan)~~,~~ and Non-Eligible ~~Offerees and Declining~~ Offerees on a pro rata basis on the Initial Distribution Date and Final Distribution Date (each as defined in the Plan).
Although it is expected that all distributions of Rights Offering Securities ~~and Substitute Distributions~~, if in the form of New Permian Corp. common stock, will occur through DTC, there is no guarantee that this will occur. It is not anticipated that the Trust Units will be issued through DTC, nor is it anticipated that the New Permian Corp. shares held by the Trust will be issued through DTC.
The Disclosure Statement sets forth important information that should be carefully read and considered by each Eligible Offeree~~,~~ and Non-Eligible Offeree ~~and Declining Offeree~~ prior to making a decision to participate in the Rights Offering.
To exercise the Subscription Rights or to receive a Substitute Distribution, each Eligible Offeree and Non-Eligible Offeree must (i) return (x) a duly completed Rights Exercise Form and (y) Internal Revenue Service (“IRS”) Form W-9 or W-8 (as applicable, either of which can be found on the IRS website (www.irs.gov)), to the Subscription Agent so that the duly completed Rights Exercise Form and IRS Form W-9 or W-8 are actually received by the Subscription Escrow Account on or before the Rights Expiration Time or the Substitute Election Expiration Time and (ii) in the case of Eligible Offerees, pay to the Subscription Agent, by wire transfer of immediately available funds, the Rights Exercise Price, so that payment of the Rights Exercise Price is actually received by the Subscription Escrow Account on or before the Rights Expiration Time; provided, that although the Commitment Parties are required to deliver this Rights Exercise Form by the deadline set forth herein, the Commitment Parties (in their capacities as Eligible Offerees) shall not be required to pay their respective Rights Exercise Prices until two business days prior to the effective date of the Plan (the “Effective Date”), in accordance with the Rights Offering Procedures, the Restructuring Support Agreement and the Backstop Agreement.
~~Only holders of the Allowed Unsecured Notes Claims as of the Rights Offering Record Date who are Eligible Offerees shall have the ability to exercise Subscription Rights. The Subscription Rights shall not be transferable or assignable subsequent to the Rights Offering Record Date, other than to an “Affiliate”, as defined under Rule 501 of the Securities Act. Should an Eligible Offeree elect to have the Rights Offering Securities distributed to an Affiliate, such Affiliate or Affiliates must complete and submit this Rights Offering Exercise Form and make all representations and certifications and provide all necessary tax forms required thereunder~~
TRANSFER RESTRICTIONS FOR ELIGIBLE OFFEREES
~~Your Subscription Nominee must process any subscription to be made on your behalf and make delivery of this Rights Exercise Form to the Subscription Agent by the Rights Expiration Time or the exercise shall be void and your Subscription Rights will terminate and be cancelled.~~
After the Rights Offering Record Date, an Eligible Offeree that is a holder of an Allowed Unsecured Notes Claim shall not transfer or assign its Subscription Rights unless such holder also transfers or assigns with such Subscription Rights the corresponding Allowed Unsecured Notes Claims. Any such transfer will be subject to compliance with applicable securities laws relating to the transfer of restricted securities, and such transfers may be made only to other Eligible Offerees who held Unsecured Notes Claims as of the Rights Offering Record Date. Such transfer shall be evidenced by the delivery of the Eligible Offeree Transfer Notice (defined below) to the Subscription Agent or other procedures acceptable to the Reorganized Debtors and the Subscription Agent.
After the Subscription Rights have been exercised, the person exercising such Subscription Rights shall have the right to designate the receipt of the Rights Offering Securities to another person that is an Accredited Investor or a “QIB” that completes and submits the Rights Exercise Form together with all necessary tax forms required thereunder. A “QIB” means a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act. Any such transfer shall be subject to compliance with applicable securities laws relating to the transfer of restricted securities.

3	8.625% SENIOR NOTES DUE 2020 AND/OR 7.875% SENIOR NOTES DUE 2022

The “Eligible Offeree Transfer Notice” is a notice delivered to the Subscription Agent notifying the Subscription Agent of the transfer of a Claim by the holder of the corresponding Subscription Rights through the Rights Expiration Time, which (i) indicates the name of the transferor, the name of the transferee, the type of Claim being transferred and the principal amount of such Claims; (ii) certifies that such transferee is a QIB or an Accredited Investor; and (iii) certifies that such transferee has completed and submitted the Rights Exercise Form together with all necessary tax forms required thereunder.
Notwithstanding the foregoing, each Eligible Offeree as of the Rights Offering Record Date must complete and submit the Rights Exercise Form to the Subscription Agent, whether or not it decides to transfer its Unsecured Notes Claim and the right to receive Rights Offering Securities to another party, as described above.
TRANSFER RESTRICTIONS FOR NON- ELIGIBLE OFFEREES
After the Rights Offering Record Date, the holder of the corresponding Unsecured Notes Claim that is a Non-Eligible Offeree shall not transfer or assign such Unsecured Notes Claim unless such holder transfers or assigns with such Claim(s) the right to receive the proceeds of the Substitute Distribution, subject to compliance with applicable securities laws relating to the transfer of restricted securities, as evidenced by the delivery of the Non-Eligible Offeree Transfer Notice (defined below) to the Subscription Agent or other procedures acceptable to the Reorganized Debtors and the Subscription Agent.
The right to receive the Substitute Distribution pursuant to the Rights Offering Procedures, which right is subject to the qualification challenge described under Section VII.D. of the Rights Offering Procedures, shall not be transferrable other than to a party that is not an Accredited Investor and is not a QIB, and also completes and submits the Rights Exercise Form, which form includes certifications to such status, together with all necessary tax forms required thereunder.
The “Non-Eligible Offeree Transfer Notice” is a notice delivered to the Subscription Agent notifying the Subscription Agent of the transfer of a Claim by a Non-Eligible as of the Rights offering Record Date, which (i) indicates the name of the transferor, the name of the transferee, the type of Claim being transferred and the principal amount of such Claims; (ii) certifies that such transferee is neither a QIB nor an Accredited Investor; and (iii) certifies that such transferee has completed and submitted the Rights Exercise Form together with all necessary tax forms required thereunder.
Notwithstanding the foregoing, the Non-Eligible Offeree as of the Rights Offering Record Date must complete and submit the Rights Exercise Form to the Subscription Agent, whether or not it decides to transfer its Unsecured Notes Claim and the right to the Substitute Distribution to another party, as described above.
***
YOUR SUBSCRIPTION NOMINEE MUST PROCESS ANY SUBSCRIPTION OR ELECTION OF A FORM OF SUBSTITUTE DISTRIBUTION, AS APPLICABLE, TO BE MADE ON YOUR BEHALF AND MAKE DELIVERY OF THIS RIGHTS EXERCISE FORM TO THE SUBSCRIPTION AGENT BY THE RIGHTS EXPIRATION TIME OR THE SUBSTITUTE ELECTION EXPIRATION TIME, AS APPLICABLE, OR THE EXERCISE OF SUBSCRIPTION RIGHTS AND/OR ELECTION OF SUBSTITUTE DISTRIBUTION SHALL BE VOID AND YOUR SUBSCRIPTION RIGHTS AND RIGHTS TO RECEIVE A SUBSTITUTE DISTRIBUTION WILL TERMINATE AND BE CANCELLED.

4	8.625% SENIOR NOTES DUE 2020 AND/OR 7.875% SENIOR NOTES DUE 2022

All questions relating to this Rights Exercise Form should be directed to Prime Clerk, the subscription agent (the “Subscription Agent”) retained by Breitburn at:
Prime Clerk
830 Third Avenue, 9th Floor
New York, New York, 10022
Attention: Breitburn Balloting
Tel: (855) 851-7887
Questions (but not documents) may be directed to breitburnballots@primeclerk.com
(please reference “Breitburn Energy” in the subject line)

5	8.625% SENIOR NOTES DUE 2020 AND/OR 7.875% SENIOR NOTES DUE 2022

A.	FOR ELIGIBLE OFFEREES:
To purchase Rights Offering Securities pursuant to the Rights Offering~~:~~

, ~~A.~~	Eligible Offerees must:

1.
Insert the principal amount of the Allowed Unsecured Notes Claim you beneficially hold in Item 1 of the Rights Exercise Form and whether such claim is with respect to the 8.625% Senior Notes Due 2020 (the “2020 Notes”) and/or the 7.875% Senior Notes Due 2022 (the “2022 Senior Notes”, and together with the 2020 Notes, the “Unsecured Notes”). Do not adjust the amount for any accrued or unmatured interest or any accretion factor. If you have any questions about the principal amount of Unsecured Notes held by you, please contact your bank, broker, or other nominee (each of the foregoing, a “Subscription Nominee”).

2.
Your Subscription Nominee must certify your position. The principal amount in Item 1 must be certified by your Subscription Nominee in accordance with Item 7 of the Rights Exercise Form. If you have any questions about the amount of Unsecured Notes held by you, please contact your Subscription Nominee.

3.	Complete the calculations in Items 2a and Items 2b, indicating the number of Subscription Rights that you wish to exercise. You are not required to exercise all of your Subscription Rights.

4.	Read and Sign the certification in Item 4 to prove your eligibility to participate in the Rights Offering.

5.
Provide registration information in Item 6 to indicate the beneficial holder’s name and address as you would like it to be reflected in Breitburn’s books and records for registration of the Rights Offering Securities, should they need to be registered in your name.

6.	Complete the certifications in Item 7.

7.
Return the Rights Exercise Form in the pre-addressed envelope to your Subscription Nominee (or otherwise follow the instructions of your Subscription Nominee) in sufficient time for your instructions to be processed and delivered by your Subscription Nominee to the Subscription Agent on or before the Rights Expiration Time.

8.
Pay the Rights Exercise Price to the Subscription Escrow Account, by wire transfer of immediately available funds, so that payment of the Rights Exercise Price is actually deposited into the Subscription Escrow Account on or before the Rights Expiration Time; provided, that although the Commitment Parties are required to deliver the Rights Exercise Form by the deadline set forth herein, the Commitment Parties (in their capacities as Eligible Offerees) shall not be required to pay their respective Rights Exercise Prices until two business days prior to the Effective Date of the Plan in accordance with the Rights Offering Procedures and the Amended and Restated Backstop Commitment Agreement. The Commitment Parties will be directly provided with a special form (the “Backstop Addendum”) to attach to their Rights Exercise Form(s).

B.	~~Non-Eligible Offerees and Declining Offerees~~FOR NON-ELIGIBLE OFFEREES
To elect the form of Substitute Distribution pursuant to the Rights Offering Procedures, Non-Eligible Offerees must:

1.
Insert the principal amount of the Allowed Unsecured Notes Claim you beneficially hold in Item 1 of the Rights Exercise Form and whether such claim is with respect to the 2020 Notes and/or the 2022 Senior Notes. Do not adjust the amount for any accrued or unmatured interest or any accretion factor. If you have any questions about the principal amount of Unsecured Notes held by you, please contact a Subscription Nominee.

2.
Read and Sign the certification in Item 5 ~~certifying that either~~ (i) certifying that you are NOT an “Accredited Investor” AND are NOT a Non-U.S. Person ~~or~~and (ii) ~~you are an “Accredited Investor” or Non-U.S. Person, but have declined to participate in the Rights Offering~~electing the form of Substitute Distribution.

6	8.625% SENIOR NOTES DUE 2020 AND/OR 7.875% SENIOR NOTES DUE 2022

3.
Provide registration information in Item 6 to indicate the beneficial holder’s name and address as you would like it to be reflected in Breitburn’s books and records for registration of the Rights Offering Securities, should they need to be registered in your name.

4.	Complete the certifications in Item 7.

5.	~~3.~~ Sign and Date the Subscription Form.

6.
~~4.~~ Return the Subscription Form to your Subscription Nominee in sufficient time for your instructions to be processed and delivered by your Subscription Nominee to the Subscription Agent on or before the Rights Expiration Time.

Before exercising any Subscription Rights or electing a form of Substitute Distribution, you should read the Disclosure Statement, including the sections entitled “Risk Factors to Be Considered Before Voting,” “Valuation Analysis,” “Rights Offering Procedures” and “Certain Tax Consequences of the Plan.” The Disclosure Statement sets forth important information that should be carefully read and considered by each Eligible Offeree prior to making a decision to participate in the Rights Offering.

7	8.625% SENIOR NOTES DUE 2020 AND/OR 7.875% SENIOR NOTES DUE 2022

RIGHTS EXERCISE FORM IN CONNECTION WITH THE RESTRUCTURING OF BREITBURN ENERGY PARTNERS LP AND ITS AFFILIATED DEBTORS

RIGHTS OFFERING EXPIRATION AND SUBSTITUTE ELECTION EXPIRATION DATES
The Rights Offering Expiration Date for the exercise of Subscription Rights pursuant to the Rights Offering is 5:00 p.m., prevailing New York City time, on [•], 2017, unless otherwise extended as described in the Restructuring Support Agreement (the “Rights Expiration Time”).
The Substitute Election Expiration Time for the election of a form of Substitute Distribution pursuant to the Rights Offering is 5:00 p.m., prevailing New York City time, on [], 201[8], which is the anticipated Confirmation Date (the “Substitute Election Expiration Time”)
You must leave sufficient time for your Rights Exercise Form to reach your Subscription Nominee and be processed and delivered to the Subscription Agent prior to the Rights Expiration Time~~.~~ or Substitute Election Expiration Time, as applicable.
Please consult the section in the Disclosure Statement entitled “Rights Offering Procedures” for additional information with respect to this Rights Exercise Form.

Item 1. Amount of Unsecured Notes Held as of the Record Date. I certify that I beneficially hold an Allowed Unsecured Notes Claim with respect to the 2020 Notes and/or the 2022 Notes as of the Rights Offering Record Date in the following principal amount(s) (insert amount(s) in the boxes below) or that I am the authorized signatory of that beneficial holder. For purposes of this Rights Exercise Form, do not adjust the principal (face) amount for any accrued or unmatured interest or any accretion factor.

1a. $________________ Certified Principal Amount of 2020 Notes CUSIPS 106777AB1, 106777AA3 AND U62246AA8	1b. $________________ Certified Principal Amount of 2022 Notes CUSIPS 106777AD7, 106777AC9 AND U62246AB6

8	8.625% SENIOR NOTES DUE 2020 AND/OR 7.875% SENIOR NOTES DUE 2022

Item 2. Subscription Rights. Pursuant to the terms and conditions set forth in the Plan, each Eligible Offeree is eligible to participate in the Rights Offering, if you are an Eligible Offeree.
2a. Calculation of Maximum Amount of Rights Offering Securities. The maximum amount of Rights Offering Securities for which you may subscribe:

Box A:
$___________________________~~_~~ (Principal Amount of Allowed Unsecured Claim with respect to the 2020 Notes)	X	[•] (Pro Rata Multiplier)	=	$___________________________~~____~~ (Maximum Amount of Rights Offering Securities) on account of 2020 Notes, Rounded Down to Nearest Dollar
Box B:
$___________________________~~_~~ (Principal Amount of Allowed Unsecured Notes Claim with respect to the 2022 Notes)	X	[•] (Pro Rata Multiplier)	=	$___________________________~~____~~ (Maximum Amount of Rights Offering Securities) on account of 2022 Notes, Rounded Down to Nearest Dollar
Box C:
$___________________________~~____~~ TOTAL of Box A + Box B (each as Rounded Down to Nearest Dollar)
2b. Subscription Amount. By filling in the following blanks, you are indicating that you are committing to purchase the aggregate amount of Rights Offering Securities specified below (specify an amount of Rights Offering Securities not greater than the amount shown in Box C, at a purchase price equal to 100% of the amount of such Rights Offering Securities so acquired, on the terms of and subject to the conditions set forth in the Plan.

$___________________________~~_~~ (Indicate the aggregate amount of Rights Offering Securities you elect to purchase)	X	100%	=	$_______________________________ Total Rights Exercise Price
Eligible Offerees electing to participate in the Rights Offering on, or prior to, the Early Election Date, will also receive the Early Election Premium.
Item 3: For Eligible Offerees Only: Payment of Total Rights Exercise Price:
Wire Instructions:
Bank: [•]
Bank Address: [•]
ABA/Routing #: [•]
Name of Account:  Prime Clerk, as Subscription Agent for Breitburn Energy Partners LP

9	8.625% SENIOR NOTES DUE 2020 AND/OR 7.875% SENIOR NOTES DUE 2022

Account #:  [•]
Insert subscribing party’s name in wire memo field
Include the Fed. Ref. number on your Rights Exercise Form.
In order to exercise the Subscription Rights, you or your Subscription Nominee must: (i) return (x) this duly completed Rights Exercise Form and (y) IRS Form W-9 or W-8 (as applicable, either of which can be found on the IRS website (www.irs.gov)), to the Subscription Agent so that such form is actually received by the Subscription Escrow Account prior to the Rights Expiration Time; and (ii) pay the Rights Exercise Price to the Subscription Escrow Account, by wire transfer of immediately available funds, so that payment of the Rights Exercise Price is actually deposited into the Subscription Escrow Account on or before the Rights Expiration Time. The Commitment Parties (in their capacities as Eligible Offerees) are required to deliver this Rights Exercise Form by the deadline set forth herein, but shall not be required to pay their respective Rights Exercise Prices until two business days prior to the Effective Date of the Plan in accordance with the Rights Offering Procedures and the Amended and Restated Backstop Commitment Agreement.
If, on or prior to the Rights Expiration Time, the Subscription Agent for any reason has not received your duly completed Rights Exercise Form and applicable IRS Form W-9 or W-8 on or prior to the Rights Expiration Time, and (other than for Commitment Parties) the Subscription Escrow Account for any reason has not received your payment in immediately available funds in an amount equal to your Rights Exercise Price, or if you otherwise do not comply with the procedures applicable to the Rights Offering, you will be deemed to have irrevocably relinquished and waived your Subscription Rights.
Item 4. Eligible Offeree Certifications.
4a    General Certification. I certify that: (i) I am an authorized signatory of the Eligible Offeree indicated below and that such Eligible Offeree has the reported principal amount of Allowed Unsecured Notes listed in Item 1 above; (ii) I have, and such Eligible Offeree has, received a copy of the Plan and the Disclosure Statement; and (iii) I understand, and such Eligible Offeree understands, that the exercise of the Subscription Rights is subject to all the terms and conditions set forth in the Disclosure Statement (including the Rights Offering Procedures set forth in Section ~~[•]~~IV of the Disclosure Statement) and the Plan.
Further, by returning this Rights Exercise Form, I hereby certify that (A) I am the beneficial holder, or the authorized signatory of a beneficial holder, of an Allowed Unsecured Notes Claim in the principal amount listed under Item 1a and/or Item 1b above; (B) I agree, or such beneficial holder agrees, to be bound by all the terms and conditions described in the instructions and as set forth in this Rights Exercise Form; (C) I or such beneficial holder held the Allowed Unsecured Notes Claim associated with the Subscription Rights on the Rights Offering Record Date, and (D) I recognize and understand that the Subscription Rights are not transferable and that, subsequent to the Rights Offering Record Date, the benefit of the Subscription Rights are not transferrable, other than to an “Affiliate”, as defined under Rule 501 of the Securities Act, or by the completion and submission of the Eligible Offeree Transfer Notice.
4b    Eligible Offeree Investor Certification. By checking one of the boxes below, the Eligible Offeree certifies and represents, for the benefit of the Debtors, that it is an “Eligible Offeree” for the purposes of this Rights Offering, as follows:
The Eligible Offeree is:

a.	An “Accredited Investor” within the meanings of clauses (4), (5), or (6) of Rule 501(a) of Regulation D under the Securities Act? (See Annex I) ☐ Yes
If “Yes,” please indicate the applicable category of the definition________

10	8.625% SENIOR NOTES DUE 2020 AND/OR 7.875% SENIOR NOTES DUE 2022

b.
An “Accredited Investor” within the meanings of clauses (1), (2), (3) or (7) of Rule 501(a) of Regulation D under the Securities Act (or is an entity in which all of the equity investors are “Accredited Investors”)? (See Annex I) ☐ Yes

If “Yes,” please indicate the applicable category of the definition________

c.	A Non-U.S. Person, as defined in Regulation S of the Securities Act? (See Annex II) ☐ Yes
***
FOR ELIGIBLE OFFEREES EXERCISING ON OR BEFORE THE EARLY ELECTION DATE ONLY**:
The Eligible Offeree (i) is not a Backstop Party, (ii) has exercised its Subscription Rights on or before the Early Election Date in order to receive the Early Election Premium and, (iii) certifies that they have voted, on behalf of all their Unsecured Notes Claims, to accept, and not to object to the Plan. ☐ Yes
***
If you are an Accredited Investor and do not certify in Item 4b above that you are an Accredited Investor under Rule 501(a)(1), (2), (3), or (7), you must complete Item 4c below and return a Form W-9 (a copy of which is included with the Subscription Form and is also available at http://www.irs.gov/) or, in the case of a non-U.S. person, an appropriate Form W-8 regarding your tax status.
IF THE ELIGIBLE OFFEREE FAILS TO CERTIFY (BY CHECKING “YES” TO QUESTION A, B OR C ABOVE) THAT IT IS AN AI OR NON-U.S. PERSON, THE ELIGIBLE OFFEREE RISKS FORFEITING ITS RIGHTS TO PARTICIPATE IN THE RIGHTS OFFERING.
4c    Accredited Investor and Non-U.S. Person Information. If you have indicated that you are an AI within the meanings of clauses (4), (5), and (6), please complete the following information and complete and return a certification on Form W-9 (a copy of which is available at http://www.irs.gov/) or, in the case of a non-U.S. person, an appropriate Form W-8 regarding your tax status.
I acknowledge that, by executing this Rights Exercise Form, (i) the undersigned holder will be bound to pay for the Rights Offering Securities for which it has subscribed pursuant to this Rights Exercise Form and that the subscription will not be valid if the corresponding payment is not made or the applicable IRS Form W-9 or W-8 is not received, and (ii) that the Rights Offering Securities issued to the undersigned will be reflected in New Permian Corp.’s books and records in the name and at the address set forth in Item 6 below, should they need to be registered in such undersigned holder’s name.
Date: _____________________
Name of Eligible Offeree:____________________________________
(Print or Type)
Social Security or Federal Tax I.D. No.:_________________________
(Optional)
Signature:_________________________________________________
Name of Person Signing:____________________________________
(If other than holder)
Title (if corporation, partnership or LLC):______________________
Street Address:___________________________________________

11	8.625% SENIOR NOTES DUE 2020 AND/OR 7.875% SENIOR NOTES DUE 2022

City, State, Zip Code:______________________________________
Telephone Number:________________________________________
THIS FORM SHOULD BE RETURNED ONLY
TO YOUR SUBSCRIPTION NOMINEE OR TO THE SUBSCRIPTION AGENT.1
REQUIRED REGISTRATION INFORMATION: Please ~~indicate in Item 6 the beneficial holder’s name and address as you would like it to be reflected in New Permian Corp.’s books and records for registration of the Rights Offering Securities, should they need to be registered in your name.~~complete Item 6 below.
REQUIRED NOMINEE CERTIFICATION: The beneficial holder’s NOMINEE must complete the Subscription Nominee Certification attached as Item 8.
Item 5. Non-Eligible Offeree ~~and Declining Offeree~~ Certifications.
5a    General Certification. I certify that: (i) I am an authorized signatory of the Non-Eligible Offeree ~~or Declining Offeree~~ indicated below and that such Non-Eligible ~~Offeree or Declining~~ Offeree has the reported principal amount of Unsecured Notes listed in Item 1 above; (ii) I have, and such Non-Eligible Offeree ~~or Declining Offeree~~ has, received a copy of the Plan and the Disclosure Statement; and (iii) I understand, and such Non-Eligible ~~Offeree or Declining~~ Offeree understands, that the receipt of any Substitute Distribution is subject to all the terms and conditions set forth in the Disclosure Statement (including the Rights Offering Procedures set forth in Section XIII of the Disclosure Statement) and the Plan.
5b    Non-Eligible Offeree Certification. By checking the box below, the Non-Eligible Offeree certifies and represents, for the benefit of the Debtors, that it is ~~either (a)~~ a “Non-Eligible Offeree” for the purposes of this Rights Offering ~~or (b) a “Declining Offeree”~~, as follows:
~~The Offeree is:~~
~~a. A~~The Offeree is a Non-Eligible Offeree because it (i) is NOT an “Accredited Investor” within the meaning of Rule 501(a) of Regulation D under the Securities Act? (See Annex I) AND (ii) is NOT a Non-U.S. Person as defined in Regulation S of the Securities Act (See Annex II) ☐ Yes
~~b. A Declining Offeree because it (i) is EITHER an “Accredited Investor” within the meaning of Rule 501(a) of Regulation D under the Securities Act? (See Annex I) OR is Non-U.S. Person as defined in Regulation S of the Securities Act (See Annex II) AND DECLINES to participate in the Rights Offering ☐ Yes~~
IF THE NON-ELIGIBLE ~~OR DECLINING OFFEREE~~ FAILS TO CERTIFY (BY CHECKING “YES” ~~TO ONE OF~~ ABOVE) THAT IT IS ~~EITHER (A)~~ NOT AN “ACCREDITED INVESTOR” AND IS NOT A NON-U.S. PERSON ~~OR (B) A DECLINING OFFEREE~~, THE NON-ELIGIBLE OFFEREE ~~OR DECLINING OFFEREE~~ SHALL FORFEIT ANY RIGHTS IT HAD TO PARTICIPATE IN THE SUBSTITUTE DISTRIBUTION.
Such Non-Eligible Offeree further agrees to provide such additional information as the Reorganized Debtors, in consultation with the Requisite Commitment Parties, deem necessary to confirm that such Non-Eligible Offeree qualifies as such in accordance with the Rights Offering Procedures, and the Debtors may share such information with the Requisite Commitment Parties.
____________________

[1]
For purposes of this Rights Offering, ~~U.S. Bank~~Wilmington Trust, National Association, in its capacity as Indenture Trustee for the Unsecured Notes, shall not constitute a Subscription Nominee and shall have no responsibility with respect to sending any Rights Offering information or collecting any Rights Exercise Forms.

12	8.625% SENIOR NOTES DUE 2020 AND/OR 7.875% SENIOR NOTES DUE 2022

5c    Non-Eligible Offeree Substitute Distribution Election. By checking one of the boxes below, the Non-Eligible Offeree elects to receive the following form of Substitute Distribution:

1.	The TRUST SUBSTITUTE DISTRIBUTION as defined in the Rights Offering Procedures ☐ Yes
*OR*

2.	The CASH SUBSTITUTE DISTRIBUTION as defined in the Rights Offering Procedures ☐ Yes
REQUIRED REGISTRATION INFORMATION: Please complete Item 6 below.
REQUIRED NOMINEE CERTIFICATION: The beneficial holder’s NOMINEE must complete the Subscription Nominee Certification attached as Item 8.
Item 6. Entity or Person to Receive Rights Offering Securities~~.~~ or Substitute Distribution
**FOR ELIGIBLE OFFEREES EXERCISING THEIR SUBSCRIPTION RIGHTS AND NON-ELIGIBLE OFFEREES ELECTING TO RECEIVE THE TRUST SUBSTITUTE DISTRIBUTION**
A. Please indicate on the lines provided below the registration name of the Eligible Offeree or Non-Eligible Offeree receiving Rights Offering Securities or Trust Units, as applicable, in whose name the such Rights Offering Securities or Trust Units, as applicable, should be issued, in the event that the Rights Offering Securities and/or the Trust Units are not DTC eligible (it is strongly recommended that the below information be typed to ensure that it is legible):
Name2 (Maximum 35 Characters):__________________________________________________________
Attention (Maximum 35 Characters): _______________________________________________________
~~Name (continued)~~
Address 1 (Maximum 35 Characters): _______________________________________________________
Address Line 2 (Maximum 35 Characters):___________________________________________________
City: ______________________________________ State: _____________ Zip: ____________
FOREIGN Country Name: ___________________________
US Tax ID/EIN: ___________________________ OR Check here if non-US (no TIN) ?
B. Please indicate on the lines provided below the DTC Participant of the Rights Offering Securities or Trust Units in the event the Rights Offering Securities and/or Trust Units, as applicable, are DTC eligible:
DTC Participant Name: __________________________________________________________________
DTC Participant Number: _________________________________________________________________
Information Regarding your contact at the DTC Participant:
Contact Name: ________________________________________________________________________
____________________
2 For Name fields. These fields must match the name of the beneficial owner on ~~[•]~~November 27, 2017.

13	8.625% SENIOR NOTES DUE 2020 AND/OR 7.875% SENIOR NOTES DUE 2022

Contact Telephone: _____________________________________________________________________
Contact Email: ________________________________________________________________________
**FOR NON-ELIGIBLE OFFEREES ELECTING TO RECEIVE THE CASH SUBSTITUTE DISTRIBUTION**
C. Please provide the address to receive a check for the Cash Substitution Distribution:
Name3 (Maximum 35 Characters):__________________________________________________________
Attention (Maximum 35 Characters)_________________________________________________________
Address 1 (Maximum 35 Characters) _______________________________________________________
Address Line 2 (Maximum 35 Characters):____________________________________________
City: ______________________________________ State: _____________ Zip: ____________
FOREIGN Country Name: ___________________________
US Tax ID/EIN: ___________________________ OR Check here if non-US (no TIN) ?

PLEASE ALSO PROVIDE ONE OF THE FOLLOWING TAX FORMS, AS APPLICABLE, WHEN YOU RETURN THIS COMPLETED FORM: W-9, W-8BEN, W-8ECI, W-8EXP, W-8IMY
____________________
3 For Name fields. These fields must match the name of the beneficial owner on November 27, 2017.

14	8.625% SENIOR NOTES DUE 2020 AND/OR 7.875% SENIOR NOTES DUE 2022

Item 7.     Ownership Certifications. For purposes of these certifications, the terms “own” and “acquire” and any variation thereon shall as used herein mean as determined for U.S. federal income tax purposes, the term “Existing BBEP Equity Interests” shall be limited to outstanding Series A Cumulative Redeemable Preferred Units, Series B Preferred Units and common units of BBEP, and the phrase “to its actual knowledge” means the actual knowledge of the individual signing this form on behalf of a beneficial holder.
(a)    Existing BBEP Equity Interests Owned By Tax-Regarded Owner. Each beneficial holder certifies, to its actual knowledge, that it (or, if such holder is a disregarded entity for U.S. federal income tax purposes, its tax-regarded owner) either (i) is the owner of Existing BBEP Equity Interests of the type and in the amount(s) inserted into the boxes below or (ii) if no entries are made in the boxes below, does not own any Existing BBEP Equity Interests.

Your Customer Account Number for Each Beneficial Holder That Completed Clause (a)	Amount and Type of Existing BBEP Equity Interests Owned by Your Customer (When Form Completed)
	Amount	Type

If your Existing BBEP Equity Interests are held by a nominee on your behalf and you do not know the amount of the Existing BBEP Equity Interests held, please contact your nominee immediately to obtain the amount.
(b)    Amount and Type of Existing BBEP Equity Interests Owned by Certain Affiliates. Each beneficial holder completing a Rights Offering Exercise Form certifies, to its actual knowledge, that any person wholly owned by or wholly owning (in each case, directly or indirectly) such holder either (i) is the owner of Existing BBEP Equity Interests of the type and in the amount(s) inserted into the boxes below or (ii) if no entries are made in the boxes below, does not own any Existing BBEP Equity Interests. For the avoidance of doubt, do not include in the table below any units already reflected in the table above under Clause (a).

Name of Wholly Owning Person	Amount and Type of Existing BBEP Equity Interests Owned (When Form Completed)
	Amount	Type

15	8.625% SENIOR NOTES DUE 2020 AND/OR 7.875% SENIOR NOTES DUE 2022

Name of Wholly Owned Entity	Amount and Type of Existing BBEP Equity Interests Owned (When Form Completed)
	Amount	Type

If such person’s Existing BBEP Equity Interests are held by a nominee on its behalf and it does not know the amount of the Existing BBEP Equity Interests held, please contact such nominee immediately to obtain the amount.
The undersigned confirms and attests to each of the certifications in Clauses (a) and (b) of this Item 7 and agrees that it shall cooperate with the Debtors, New Permian Corp. and the Reorganized Debtors and make available such information, records or other documents as are within the possession or control of such beneficial holder and are reasonably requested by the Debtors, New Permian Corp. and the Reorganized Debtors in respect of the preparation of any tax filing, any audit or other proceeding, in each case as relates to the income tax treatment of the Restructuring Transactions effectuated pursuant to the Plan; provided, however, for the avoidance of doubt, that such information, records or other documents shall not include any information that is confidential or proprietary in any respect (as determined in the undersigned’s sole discretion).
Date: _____________________
Name of Beneficial Holder:_________________________________
(Print or Type)
Social Security or Federal Tax I.D. No.:_________________________
(Optional)
Signature:_________________________________________________
Name of Person Signing on Behalf of Beneficial Holder:____________________________________
(If other than holder)
Title (if corporation, partnership or LLC):______________________
Street Address:___________________________________________
City, State, Zip Code:______________________________________
Telephone Number:________________________________________

16	8.625% SENIOR NOTES DUE 2020 AND/OR 7.875% SENIOR NOTES DUE 2022

Item 8.     Subscription Nominee Certification. Your ownership of Allowed Unsecured Notes must be confirmed by your Subscription Nominee. The Subscription Nominee holding your Allowed Unsecured Notes as of the Rights Offering Record Date, [•], 2017, must complete the box below on your behalf.

For Use Only by the Subscription Nominee
DTC Participant Name:

___________________________________

DTC Participant Number: ______________

Principal Amount of Notes held by Nominee for this account as of the Rights Offering Record Date, [•], 2017:

CUSIP 106777AB1:

$______________________ principal amount

CUSIP 106777AA3:

$______________________ principal amount

CUSIP U62246AA8:

$______________________ principal amount

and/or

CUSIP 106777AD7:

$______________________ principal amount

CUSIP 106777AC9:

$______________________ principal amount

CUSIP U62246AB6:

$______________________ principal amount

(the “Certified Principal Amount”)

________________________________
Nominee Contact name

________________________________
Nominee Contact email address - print clearly!

 (______)_________________________

MEDALLION GUARANTEE:
(In lieu of providing an original medallion stamp, a Nominee may provide an original notarized signature on this registration instruction sheet and a list of authorized signatories on the letterhead of the Nominee.)

17	8.625% SENIOR NOTES DUE 2020 AND/OR 7.875% SENIOR NOTES DUE 2022

Nominee Contact telephone number
the SUBSCRIPTION PAYMENT AMOUNT must be paid in accordance with the instructions in item 3 ON OR BEFORE THE RIGHTS EXPIRATION TIME OR AS OTHERWISE DESCRIBED THEREIN.

18	8.625% SENIOR NOTES DUE 2020 AND/OR 7.875% SENIOR NOTES DUE 2022

Annex I
Accredited Investor Definitions
“Accredited Investor” as defined in Rule 501 of Regulation D of the Securities Act shall mean any person who comes within any of the following categories:

(1)
Any bank as defined in Section 3(a)(2) of the Securities Act of 1933 (the “Act”), or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended; any insurance company as defined in Section 2(a)(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors;

(2)	Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

(3)
Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(4)	Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

(5)	Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000;
(i) Except as provided in clause (ii) paragraph (5), for purposes of calculating net worth under this paragraph (5):
(A) The person's primary residence shall not be included as an asset;
(B) Indebtedness that is secured by the person's primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and
(C) Indebtedness that is secured by the person's primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability;
(ii) Clause (i) of this paragraph (5) will not apply to any calculation of a person's net worth made in connection with a purchase of securities in accordance with a right to purchase such securities, provided that:

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(A) Such right was held by the person on July 20, 2010;
(B) The person qualified as an Accredited Investor on the basis of net worth at the time the person acquired such right; and
(C) The person held securities of the same issuer, other than such right, on July 20, 2010.

(6)
Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(7)
Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Act; and

(8)    Any entity in which all of the equity owners are Accredited Investors.

20	8.625% SENIOR NOTES DUE 2020 AND/OR 7.875% SENIOR NOTES DUE 2022

Annex II
U.S. and non-U.S. Person definitions
Rule 903(k) of Regulation S:
(1) “U.S. person” means:
(i) Any natural person resident in the United States;
(ii) Any partnership or corporation organized or incorporated under the laws of the United States;
(iii) Any estate of which any executor or administrator is a U.S. person;
(iv) Any trust of which any trustee is a U.S. person;
(v) Any agency or branch of a foreign entity located in the United States;
(vi) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;
(vii) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and
(viii) Any partnership or corporation if:
(A) Organized or incorporated under the laws of any foreign jurisdiction; and
(B) Formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in § 230.501(a)) who are not natural persons, estates or trusts.
(2) The following are not “U.S. persons”:
(i) Any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States;
(ii) Any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if:
(A) An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and
(B) The estate is governed by foreign law;
(iii) Any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person;
(iv) An employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country;

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(v) Any agency or branch of a U.S. person located outside the United States if:
(A) The agency or branch operates for valid business reasons; and
(B) The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and
(vi) The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.

22	8.625% SENIOR NOTES DUE 2020 AND/OR 7.875% SENIOR NOTES DUE 2022

Summary report: Litéra® Change-Pro TDC 10.1.0.300 Document comparison done on 12/1/2017 4:52:40 PM
Style name: Fail-Safe
Intelligent Table Comparison: Active
Original DMS: iw://WEILDMS/WEIL/96129821/14
Modified filename: BBEP - R. O. Exercise Form_WEIL_96129821_25.DOCX
Changes:
Add	122
Delete	74
Move From	9
Move To	9
Table Insert	1
Table Delete	0
Table moves to	0
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Embedded Graphics (Visio, ChemDraw, Images etc.)	0
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Format changes	0
Total Changes:	215

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